SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 1998


                             EQUIVEST FINANCE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    333-29015              59-2346270
      (State or other               (Commission          (I.R.S. Employer
       jurisdiction                 File Number)         Identification No.)
      of incorporation)

       2 CLINTON SQUARE
       SYRACUSE, NEW YORK                                     10281
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (315) 422-9088



                      INFORMATION TO BE INCLUDED IN REPORT


Item 1.        Changes in Control of Registrant

               Not applicable.

Item 2.        Acquisition or Disposition of Assets

               Not applicable.

Item 3.        Bankruptcy or Receivership

               Not applicable.


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Item 4.        Changes in Registrant's Certifying Accountant

               Not applicable.

Item 5.        Other Events

                      On December 4, 1998, pursuant to an agreement and plan of
               merger dated December 3, 1998, Equivest Finance, Inc. ("Equivest"), a Florida corporation, completed a merger with and into Equivest Reincorporation, Inc. (the "Delaware Subsidiary"), a Delaware corporation and a wholly owned subsidiary of Equivest (the "Merger").

                      Pursuant to the terms of the Merger, the Delaware
               Subsidiary was the surviving corporation (the "Surviving Corporation") in the Merger and, upon consummation of the Merger, was renamed "Equivest Finance, Inc." The sole purpose of the Merger was to change the state of incorporation of Equivest from Florida to Delaware.

                      As a result of the Merger, each issued and outstanding
               share of the common stock of Equivest, par value $.05 per share, was converted into one fully paid and non-assessable issued and outstanding share of the Surviving Corporation, par value $.01 per share. As the common stock of Equivest was registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") prior to the Merger, upon the consummation of the Merger, the common stock of the Surviving Corporation was automatically deemed registered under Section 12(g) of the Exchange Act, pursuant to Rule 12g-3(a) of the Exchange Act.


Item 6.        Resignation of Registrant's Directors

               Not applicable.

Item 7.        Financial Statements and Exhibits

               (a)     Financial statements of businesses acquired.

                       Not applicable.

               (b)     Pro forma financial information.

                       Not applicable.




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               (c)     Exhibits.

                       The following exhibits are being filed herewith:

                       Exhibit No.           Exhibit

                       10.1 Agreement and Plan of Merger dated as of December 3, 1998 between Equivest Finance, Inc. and
                                             Equivest Reincorporation, Inc.

Item 8.        Change in Fiscal Year

               Not applicable.

Item 9.        Sales of Equity Securities Pursuant to Regulation S

               Not applicable.



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUIVEST FINANCE, INC.


Date: December 14, 1998             By:    /s/ Richard C. Breeden
                                               ---------------------------
                                    Name:  Richard C. Breeden
                                    Title: Chairman and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit No:  Exhibit

10.1 Agreement and Plan of Merger dated as of December 3, 1998 between Equivest Finance, Inc. and Equivest Reincorporation, Inc.


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